United States
Securities and Exchange Commission
Washington, D. C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant (x)

Filed by a Party other than the Registrant ( )

Check the appropriate box:

    ( ) Preliminary Proxy Statement ( ) Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

    (x) Definitive Proxy Statement

    ( ) Definitive Additional Materials

    ( ) Soliciting Material Pursuant to Rule 14a-11© or Rule 14a-12

    SYNALLOY CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)

    (x) No fee required

    (  ) $125 per Exchange Act Rules 0-11©(1)(ii), 14a-6(i)(1), or 14a6(i)(2) or Item 22a(2) of Schedule 14A

    (  ) Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1. Title of each class of securities to which transaction applies: _____

2. Aggregate number of securities to which transaction applies: _____

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4. Proposed maximum aggregate value of transaction: ___

5. Total fee paid:

     (  ) Fee paid previously with preliminary materials.

    (  ) Check box if any part of the fee is offset as provided Exchange Act

Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    Amount Previously Paid: _____
    For, Schedule or Registration Statement No.: _____
    Filing Party:_________________________
      Date Filed:__________________________

Table of Contents

Notice of 2010 Annual Meeting of Shareholders

Proxy Statement
Information Concerning Solicitation
Electronic Access of Annual Meeting Materials
Beneficial Owners of More than 5% of the Company's Stock
Security Ownership of Management
Election of Directors
Board of Directors and Committees
Corporate Governance
Executve Officers
Discussion of Executive Compensation
Compensation of Directors and Executive Officers
Summary Compensation Table
Grants of Plan-Based Awards
Outstanding Equity Awards at Fiscal Year End 2009
2009 Option Exercises and Stock Vested
Director Compenstion
Employment Contract
Equity Plans
Retirement Plans
Independent Registered Public Accounting Firm
Audit Committee Report
Shareholder Proposals fo 2011 Annual Meeting
Other Matters

SYNALLOY CORPORATION
Post Office Box 5627
Spartanburg, South Carolina 29304

NOTICE OF ANNUAL MEETING
April 29, 2010

TO THE SHAREHOLDERS OF SYNALLOY CORPORATION

Notice is hereby given that the Annual Meeting of Shareholders of Synalloy Corporation will be held at the Company's corporate offices, 2155 West Croft Circle, Spartanburg, South Carolina on Thursday, April 29, 2010, at 10:00 a.m. local time. The following important matters will be presented for your consideration:

1.	To elect six directors to serve until the next Annual Meeting of Shareholders or until their successors are elected and qualified;

2.	To act upon such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

All of the above matters are more fully described in the accompanying Proxy Statement.

Only shareholders of record at the close of business on March 1, 2010 are entitled to notice of and to vote at the meeting.

          By order of the Board of Directors
          Cheryl C. Carter
          Secretary

Spartanburg, South Carolina
March 26, 2010

Important: You are cordially invited to attend the meeting, but whether or not you plan to attend, PLEASE FILL IN, DATE, SIGN AND MAIL the enclosed Proxy promptly. If you are a record shareholder and attend the meeting, you may either use your proxy, or withdraw your proxy and vote in person.

The 2009 Annual Report on Form 10-K is furnished herewith.

SYNALLOY CORPORATION
CROFT INDUSTRIAL PARK
POST OFFICE BOX 5627
SPARTANBURG, SOUTH CAROLINA 29304

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

April 29, 2010

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Synalloy Corporation (the "Company") of proxies to be voted at the Annual Shareholders' Meeting to be held at the Company's corporate office, 2155 West Croft Circle, Spartanburg, South Carolina, on Thursday, April 29, 2010, at 10:00 a.m. local time, and at all adjournment(s) thereof. On or about March 26, 2010, we will begin mailing these proxy materials to all shareholders of record as of the close of business on March 1, 2010.

Quorum. The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock of the Company is necessary to constitute a quorum at the Annual Meeting. If a share is represented for any purpose at the annual meeting by the presence of the registered owner or a person holding a valid proxy for the registered owner, it is deemed to be present for purposes of establishing a quorum. Therefore, valid proxies which are marked "Abstain" or "Withhold" and shares that are not voted, including proxies submitted by brokers that are the record owners of shares and that either choose not to vote or do not have authority to vote (so-called "broker non-votes"), will be included in determining the number of votes present or represented at the annual meeting. If a quorum is not present or represented at the meeting, the shareholders entitled to vote who are present in person or represented by proxy have the power to adjourn the meeting from time to time. If the meeting is to be reconvened within 30 days, no notice of the reconvened meeting will be given other than an announcement at the adjourned meeting. If the meeting is to be adjourned for 30 days or more, notice of the reconvened meeting will be given as provided in the Bylaws. At any reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

Voting Rights. The securities which can be voted at the Annual Meeting consist of Common Stock of the Company, $1.00 par value per share. The record date for determining the holders of Common Stock who are entitled to notice of and to vote at the Annual Meeting is March 1, 2010. On March 1, 2010, the Company had outstanding 6,277,235 (excluding 1,722,765 shares held in treasury) shares of Common Stock. Each share of Common Stock is entitled to one vote on each matter to be voted on at the meeting, except that in the election of Directors shareholders have cumulative voting rights.

If a quorum is present at the Annual Meeting, Directors will be elected by a plurality of the votes cast by shares present in person or by proxy and entitled to vote at the meeting. "Plurality" means that, if there were more nominees than positions to be filled, the individuals who received the largest number of votes cast for directors would be elected. Votes that are withheld or shares that are not voted in the election of directors will have no effect on the outcome of election of directors. Each stockholder of Common Stock entitled to vote for the election of Directors has the right to cumulate his votes either (1) by giving to one candidate as many votes as equal the number of shares owned by such holder multiplied by the number of directors to be elected, or (2) by distributing his votes on the same principle among any number of candidates. Any stockholder who intends to cumulatively vote his shares must either (a) give written notice of such intention to the Secretary of the Company not less than forty-eight (48) hours before the time fixed for the Annual Meeting, or (b) announce his intention in such meeting before the voting for Directors commences. If a stockholder gives notice of his intention to cumulate his votes, all shareholders entitled to vote at the meeting will, without further notice, be entitled to cumulate their votes.

If a quorum is present, all other matters which may be considered and acted upon by the holders of Common Stock at the Annual Meeting will be approved if a majority of shares present and entitled to vote at the meeting cast their votes in favor of the proposals. Abstentions and broker non-votes will have the effect of a vote against such matters.

Cost of Solicitation. The entire cost of soliciting proxies will be borne by the Company. The Company may make arrangements with brokerage houses, nominees, fiduciaries and other custodians to send proxies and proxy material to beneficial owners of the Company's stock and may reimburse them for their expenses in so doing. Proxies may be solicited personally or by telephone, other electronic means or mail by directors, officers and regular employees of the Company without additional compensation for such services. Synalloy has engaged the services of W. F. Doring & Company, a firm specializing in proxy solicitation, to solicit proxies and to assist in the distribution and collection of proxy material for a fee estimated at approximately $2,500 plus reimbursement of out-of-pocket expenses.

Information about Voting. Shareholders of record can vote in person at the Annual Meeting or by proxy. Shareholders of record may vote their proxy by mail or by internet following the instructions on the proxy card. If your shares are held in the name of a bank, broker or other nominee, you will receive instructions from the nominee that you must follow in order for your shares to be voted. Because of recent changes in rules that relate to broker voting, your broker is no longer permitted to vote your shares on election of directors unless you provide voting instructions. Therefore, if your shares are held in the name of a broker, to be sure your shares are voted, please instruct your broker as to how you wish it to vote. If your shares are not registered in your own name and you wish to vote your shares in person at the Annual Meeting, you should contact your broker or agent to obtain a broker's proxy card and bring it to the Annual Meeting in order to vote.

If you hold shares in the Synalloy Corporation 401(k)/Employee Stock Ownership Plan, your proxy for these shares must be received by 5:00 p.m., local time, on April 20, 2010 to allow sufficient time for voting by the trustees and administrators of the plan.

Voting by Proxy. When voting by proxy with regard to the election of directors, shareholders may vote in favor of all nominees, withhold their votes as to all nominees or withhold their votes as to specific nominees. Shareholders should specify their choices on the accompanying Board of Directors’ proxy card or broker voting instructions. All properly executed Board of Directors’ proxy cards delivered by shareholders to the Company and not revoked will be voted at the Annual Meeting in accordance with the directions given. If no specific instructions are given with regard to the matters to be voted upon, the shares represented by a signed Board of Directors’ proxy card will be voted "FOR" the election of the persons named in this Proxy Statement as the Board of Directors' nominees for the election to the Board of Directors. If any other matters properly come before the Annual Meeting, the persons named as proxies by the Board of Directors will vote upon such matters according to their judgment.

Revocability of Proxy. Any record stockholder delivering a proxy has the power to revoke it at any time before it is voted by giving written notice to the Secretary of the Company at Post Office Box 5627, Spartanburg, South Carolina 29304; by delivering a valid proxy bearing a later date to the Company's offices at 2155 West Croft Circle, Spartanburg, South Carolina; or by attending the meeting and voting in person. Written notice of revocation of a proxy or delivery of a later dated proxy will be effective upon receipt by the Company. Attendance at the annual meeting will not in itself constitute revocation of a proxy. Shareholders who hold their shares in street name with a broker or other nominee may change or revoke their proxy instructions by submitting new voting instructions to the broker or other nominee.

Householding. The Securities and Exchange Commission's rules permit us to deliver a single proxy statement and annual report to one address shared by two or more of our shareholders. This delivery method is referred to as "householding" and can result in significant cost savings for us. In order to take advantage of this opportunity, we have delivered only one proxy statement and annual report to multiple shareholders who share an address, unless we received contrary instructions from impacted shareholders prior to the mailing date. If you prefer to receive separate copies of a proxy statement or annual report, either now or in the future, please call us at 864-585-3605, or send your request in writing to the following address: Secretary of Synalloy Corporation, Post Office Box 5627, Spartanburg, SC 29304. If you are still receiving multiple reports and proxy statements for shareholders who share an address and would prefer to receive a single copy of the annual report and proxy statement in the future, please call or write to us at the above address or telephone number.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIAL FOR THE SHAREHOLDERS’ MEETING TO BE HELD ON APRIL 29, 2010

The Company’s 2009 Annual Report and 2010 Proxy Statement are available via the Internet at: http://investor.synalloy.com.

ANNUAL REPORT ON FORM 10-K

The Company's Annual Report to Shareholders including the Form 10-K for the year ended January 2, 2010, as filed with the Securities and Exchange Commission, accompanies this Proxy Statement. Copies of exhibits to the Form 10-K will be provided upon written request to Cheryl C. Carter, Secretary, Synalloy Corporation, Post Office Box 5627, Spartanburg, South Carolina 29304 at a charge of $.10 per page. Copies of the Form 10-K and exhibits may also be downloaded from the Securities and Exchange Commission's website at: http://www.sec.gov. Such Annual Report to Shareholders does not form any part of the material for soliciting proxies.

BENEFICIAL OWNERS OF MORE THAN FIVE (5%) PERCENT OF
THE COMPANY'S COMMON STOCK

The table below provides certain information regarding persons known by the Company to be the beneficial owners of more than five (5%) percent of the Company's Common Stock as of December 31, 2009. This information has been obtained from Schedules 13D and 13G filed with the Securities and Exchange Commission, and has not been independently verified by the Company.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Royce & Associates LLC	447,700	(1)	7.13
1414 Avene of the Americas
New York, NY 10019

Ta Chen (B.V.I.) Holdings LTD	445,993	(2)	7.10
PO Box 3444 Road Town
Tortola, British Virgin Islands

Mr. Rung-Kun Robert Shieh (2)		(2)
7110 Rio Flora Place
Downy, CA 90241

Ta Chen Sainless Pipe Co. LTD (2)		(2)
No. 25, Sintian 2nd St., Rende Township
Tainan County 717
Taiwan, R.O.C.

(1) Royce & Associates, Inc. ("Royce") is an investment advisor registered with the Securities & exchange Commission under the Investment Advisors Act of 1940.

(2) One 13D was filed by all three entities. The ownership represents 445,993 shares held by Ta Chen (B.V.I.) Holdings LTD., a British Virgin Islands company, which is beneficially owned and controlled by Ta Chen Stainless Pipe Co. Ltd., a Taiwan R.O.C. corporation, its sole shareholder. Ta Chen Stainless Pipe Co., Ltd. and Mr. Rung-Kun Robert Shieh expressly disclaim beneficial ownership of these shares.

SECURITY OWNERSHIP OF MANAGEMENT
The following table sets forth information regarding the ownership of the Company's Common Stock as of March 1, 2010 by each director and nominee for director and each executive officer of the Company for whom compensation information is disclosed under the heading "Executive Compensation."

Name of Beneficial Owner	Common Stock Beneficially Owned as of March 1, 2010	Percent of Class
J ames G. Lane, Jr.	219,460(1)	3.92
Murray H. Wright	213,694(2)	3.82
Ronald H. Braam	78,807(3)	1.41
Sibyl N. Fishburn	57,756(4)	1.03
Gregory M. Bowie	55,161(5)	*
Michael D. Boling	45,634(6)	*
Craig C. Bram	32,558(7)	*
Carroll D. Vinson	23,947(8)	*
J. Kyle Pennington	1,359(8)	*
All Directors and Executive Officers as a group (10 persons)	755,646(9)	13.50
*Less than 1%
(1) Includes 26,984 shares held by an IRA; and 93,750 shares owned by his spouse, as to which Mr. Lane disclaims beneficial ownership.
(2) Includes indirect ownership of 35,580 shares held by an IRA; 4,830 held by spouse; and 11,890 held in custodial accounts for minor children.

(3) Includes 31,800 shares which are subject to currently exercisable options; 11,973 shares allocated under the Company's 401(k)/ESOP; and 1,480 shares allocated to spouse under the Company's 401(k)/ESOP.

(4) Includes 4,500 shares which are subject to currently exercisable options.
(5) Includes 29,093 shares which are subject to currently exercisable options; and 5,329 shares allocated under the Company's 401(k)/ESOP.
(6) Includes 7,081 shares allocated under the Company's 401(k)/ESOP.
(7) Includes 8,105 shares held by spouse which are held in a margin account and may from time-to-time be pledged as collateral.
(8) Includes 1,279 shares allocated under the Company’s 401(k)/ESOP.
(9) Includes exercisable options to purchase 75,393 shares of common stock that beneficial owners have a right to acquire within 60 days; and 30,986 shares allocated under the Company's 401(k)/ESOP.

ELECTION OF DIRECTORS

The Certificate of Incorporation of the Company provides that the Board of Directors shall consist of not less than three nor more than 15 individuals. Upon recommendation of the Nominating/Corporate Governance Committee, the Board of Directors has fixed the number of directors constituting the full Board at six members and recommends that the six nominees listed in the table which follows be elected as directors to serve for a term of one year until the next Annual Meeting or until their successors are elected and qualified to serve. Each of the nominees has consented to be named in this Proxy Statement and to serve as a director if elected.

If cumulative voting is not requested, the proxy agents named in the Board of Directors’ form of proxy that accompanies this proxy statement will vote the proxies received by them “FOR” the election as directors of the six persons named below. If cumulative voting is requested, the proxy agents named in the Board of Directors' form of proxy that accompanies this proxy statement intend to vote the proxies received by them cumulatively for some or all of the nominees in such manner as may be determined at the time by such proxy agents.

If, at the time of the Annual Meeting of Shareholders, or any adjournment(s) thereof, one or more of the nominees is not available to serve by reason of any unforeseen contingency, the proxy agents intend to vote for such substitute nominee(s) as the Board of Directors recommends.

The Board of Directors recommends that shareholders vote "FOR" the election of the six nominees listed below as directors of the Company.

The Nominating/Corporate Governance Committee believes the combined business and professional experience of the Company’s directors, and their various areas of expertise make them a useful resource to management and qualify them for service on the Board. Most of the Company’s Board members, including Ms. Fishburn, Mr. Lane, Mr. Vinson, Mr. Wright and Mr. Bram, have served on the Board for a significant period of time, and Mr. Braam has been an executive officer of a significant segment of the Company for over ten years. During their tenures, these directors have gained considerable institutional knowledge about the Company and its operations, which has made them effective board members. Because the Company’s operations are complex, continuity of service and this development of institutional knowledge help make the Board more efficient and more effective at developing long-range plans than it would be if there were frequent turnover in Board membership. When Board members retire from the Board, the Nominating Committee seeks out replacements who it believes will make significant contributions to the Board for a variety of reasons, including among others, business and financial experience and expertise, business and government contacts, relationship skills, knowledge of the Company, and diversity.

The following table sets forth the names of nominees for director, their ages, the years in which they were first elected directors and a brief description of their principal occupations and business experience during the last five years. There are no family relationships among any of the directors and executive officers. The Board Committee assignments are as of March 1, 2010.

Name, Age, Principal Occupation, Other Directorships and Other Information	Director Since
Sibyl N. Fishburn, age 74 Mrs. Fishburn is a graduate of Hollins University, Roanoke, VA. Mrs. Fishburn is a member of the Nominating/Corporate Governance and Compensation & Long-Term Incentive Committees.	1979
James G. Lane, Jr., age 76 Mr. Lane served as Chief Executive Officer of the Company from 1987 until his retirement on January 31, 2002. He has served as Chairman of the Board since 1987 and is a member of the Executive Committee.	1986
Carroll D. Vinson, age 69
Prior to his retirement, Mr. Vinson was Principal and Managing Member of VH, LLC, a private real estate investment company from 2000 to 2007.   Other experience includes Chief Operating Officer of Insignia Properties Trust, a $2,500,000,000 real estate investment trust; Director and President of Metropolitan Asset Enhancement Group, a series of entities that controlled $2,000,000,000 in real estate; President of Insignia Financial Group, Inc., a real estate services and merchant banking company; and Partner with a national firm of  certified public accountants. He is a member of the Audit, Executive, Nominating/Corporate Governance and Compensation & Long-Term Incentive Committees.

1987
Murray H. Wright, age 64 Mr. Wright has been the Senior Counsel at the law firm of VanDeventer Black LLP, Richmond, VA since 2009. He is also founder and managing director of Avitas Capital, LLC, a closely held investment banking firm, founded in 1999, in Richmond, VA. In 1986, he founded the law firm of Wright, Robinson, Osthimer & Tatum, Richmond, VA. He served as Chief Executive Officer of the law firm from 1986 until his retirement in 2006. He serves on the Audit, Nominating/Corporate Governance and Compensation & Long-Term Incentive Committees.	2001
Craig C. Bram, age 51
Mr. Bram is the founder and President of Horizon Capital Management, Inc., an investment advisory firm, founded in 1996, in Richmond, VA. Since 1995, he has also been a Managing Director with McCammon Group, a mediation and consulting company based in Richmond, VA. Mr. Bram has been the President of Bizport, Ltd., a document management company in Richmond, VA, since 2002. Since 1997, Mr. Bram has served as the CFO for TrialNet, Inc., an electronic billing company based in Richmond, VA. Mr. Bram serves on the Audit, Compensation and Long-Term Incentive and Nominating/Corporate Governance Committees.

2004
Ronald H. Braam, age 66 Mr. Braam has served as President and Chief Executive Officer of Synalloy Corporation since January 1, 2006. Since December 1999, he has also been President of the Company's Specialty Chemicals Group, which is comprised of Manufacturers Chemicals, LLC, wholly-owned by the Company. Mr. Braam has been an executive officer of a significant segment of the Company for over ten years. Mr. Braam serves on the Executive Committee.	2006

BOARD OF DIRECTORS AND COMMITTEES

Director Independence. The Board of Directors has determined that each of the following directors is independent as such term is defined by the NASDAQ Global Market Rules: Craig Bram, Sibyl Fishburn, James G. Lane, Jr., Carroll Vinson and Murray Wright. The Board has also determined that each of the members of the Audit Committee, the Compensation & Long-Term Incentive Committee and the Nominating/Corporate Governance Committee is independent within the meaning of the NASDAQ Rules.

Board and Board Committee Meetings and Attendance at Shareholder Meetings. During fiscal year 2009, the Board of Directors met six times. All members of the Board attended 75% or more of the aggregate of the total number of meetings of the Board of Directors and of the committees of the Board on which they served. The Company encourages, but does not require, its directors to attend the Annual Meeting of Shareholders. Last year, all directors attended the annual meeting. The Company has standing Executive, Audit, Compensation & Long-Term Incentive and Nominating/Corporate Governance Committees of the Board of Directors.

Executive Committee. The members of the Executive Committee are James Lane, Chair, Carroll Vinson and Ronald Braam. This Committee exercises the authority of the Board of Directors in the management of the business of the Company between the meetings of the Board of Directors. However, this Committee does not have, among other powers, the authority to amend the Certificate of Incorporation or Bylaws, to adopt an agreement of merger or consolidation, to recommend to the shareholders the sale, lease or exchange of the Company's property and assets, to declare a dividend, or to authorize the issuance of stock. This Committee met one time in 2009.

Audit Committee. The Company has an Audit Committee established in accordance with Section 3(a)(58(A) of the Securities Exchange Act of 1934.

The Audit Committee members are Carroll Vinson, Chair, Murray Wright and Craig Bram. The Audit Committee acts pursuant to a written charter adopted by the Board of Directors which is available on the Company's website at: www.synalloy.com. Each member of the Audit Committee is independent as defined in the NASDAQ Rules. The Audit Committee held six meetings during the year. During these meetings, the Audit Committee reviewed and discussed the audited financial statements to be included in the Company's Annual Report on Form 10-K, reviewed and discussed the Forms 10-Q for each quarter with management and the independent auditors prior to filing with the Securities and Exchange Commission (“SEC”), met independently with the independent auditors, interviewed and selected the independent auditors, reviewed the Audit Committee Charter, and had oversight of the Company's Code of Conduct.

Compensation & Long-Term Incentive Committee. The Compensation & Long-Term Incentive Committee is currently comprised of Murray Wright, Chair, Sibyl Fishburn, Craig Bram and Carroll Vinson, all of whom are independent as defined in the NASDAQ Rules. This Committee acts pursuant to a written charter which is available on the Company's website at: www.synalloy.com. This Committee met three times during the last fiscal year. During these meetings, the Committee reviewed and approved salaries, bonuses, incentive compensation and benefits for executive officers of the Company, and administered and made recommendations with respect to the Company's stock grant program, including the granting of shares thereunder, and reviewed the Committee’s charter.

The Committee considers recommendations from the Company's Chief Executive Officer in setting compensation for executive officers. The Director of Human Resources supports the Committee in its duties, and the Committee may delegate authority to the Human Resources Department to fulfill administrative duties relating to the Company's compensation programs. The Committee has the authority under its charter to retain and terminate, and approve fees for, compensation consultants and other advisors as it deems appropriate to assist it in the fulfillment of its duties. The Committee did not use the services of a compensation consultant in 2009 , but in early 2010, the Committee retained HR Resources to provide advice with respect to executive compensation.

Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee is comprised of Sibyl Fishburn, Chair, Carroll Vinson, Murray Wright and Craig Bram, all of whom are independent as defined in the NASDAQ Rules. This Committee acts pursuant to a written charter which is available on the Company's website at: www.synalloy.com. This Committee is responsible for reviewing and recommending changes in size and composition of the Board of Directors and evaluating and recommending candidates for election to the Company's Board. This Committee also reviews and oversees corporate governance issues and makes recommendations to the Board related to the adoption of policies pursuant to rules of the SEC, the NASDAQ, and other governing authorities, and as required by the Sarbanes Oxley Act. This Committee met once in 2009.

Compensation Committee Interlocks and Insider Participation. Murray Wright, Carroll Vinson, Craig Bram and Sibyl Fishburn served on the Compensation & Long-Term Incentive Committee.

Related Party Transactions. The Company requires that each executive officer, director and director nominee complete an annual questionnaire and report all transactions with the Company in which such persons (or their immediate family members) had or will have a direct or indirect material interest (except for salaries, directors' fees and dividends on our stock). Management reviews responses to the questionnaires and, if any such transactions are disclosed, they are reviewed by Board of Directors. The Company does not, however, have a formal written policy setting out these procedures. There were no such transactions during the years ended January 2, 2010 or January 3, 2009.

CORPORATE GOVERNANCE

Board Leadership Structure and Board’s Role in Risk Oversight
Our Bylaws provide for a Chairman elected by the Board from among its members, and our Bylaws further provide that two or more offices may be held by the same person.  Our Bylaws also make it clear that the business and affairs of the Company are managed under the direction of the Board of Directors, and that management control is subject to the authority of the Board of Directors to appoint and remove any of our officers at any time.  Our Board does not have a specific policy as to whether the role of Chairman and Chief Executive Officer should be held by separate persons, but rather makes an assessment of the appropriate form of leadership structure on a case-by-case basis.  The Board believes that this issue can be a part of the succession planning process and recognizes that there are various circumstances that weigh in favor of or against both combination and separation of these offices.  In fact, within the last decade we have employed both structures – combined offices and separate offices.  The Board believes it is in the best interests of the Company for the Board to make such a determination in light of current circumstances when it considers the selection of a new Chief Executive Officer or at such other time as is appropriate.

Since 2002, the roles of Chairman and Chief Executive Officer have been held by separate persons.  Our current Chairman, Mr. Lane, served as Chairman and Chief Executive Officer from 1987 until his retirement as Chief Executive Officer in 2002.  Because of his extensive knowledge of the business and operations of our Company, the Board believed it appropriate, and in our Company’s best interests, for him to continue to serve as Chairman upon election of the Chief Executive Officer who succeeded him, and upon election of our current Chief Executive Officer.  In this role, he provides important insights to the Board, and his institutional knowledge and experience with our Company make him a valuable resource to our Chief Executive Officer, other members of management, and our Board.

Our Board is actively involved in oversight of risks that could affect our Company.   The Board receives regular reports from members of senior management on areas of material risk to us, including operational, financial, legal and regulatory, and strategic risks.   These reports are reviewed by the full Board, or, where responsibility for a particular area of risk oversight is delegated to a committee of the Board, that committee reviews the report and then reports to the full Board.   The Audit Committee’s Charter requires the Committee to inquire of management and the registered public accountants about significant risks or exposures and assess the steps management has taken to manage such risks, and further requires the Committee to discuss with the registered public accountants the Company’s policies and procedures to assess, monitor, and manage business risk, and legal and ethical compliance programs (e.g., the Company’s Code of Conduct).

Director Qualifications and Nomination Process.

In recommending and evaluating candidates, the Nominating/Corporate Governance Committee takes into consideration such factors as it deems appropriate based on the Company's current needs. These factors may include diversity, age, skills such as understanding of appropriate technologies and general finance, decision-making ability, inter-personal skills, experience with businesses and other organizations of comparable size, and the interrelationship between the candidate's experience and business background and other Board members' experience and business background. Although the Nominating/Corporate Governance Committee does not have a specific policy with regard to the consideration of diversity in identifying director nominees, the Committee considers racial and gender diversity, as well as diversity in business and educational experience among all of the directors, as part of the total mix of information it takes into account in identifying nominees. Additionally, candidates for director should possess the highest personal and professional ethics, and they should be committed to the long-term interests of the shareholders.

The Nominating/Corporate Governance Committee believes the current Board members are highly qualified to serve and each member has unique qualifications and business expertise that benefit the Company. Mrs. Fishburn is a member of the founding family of the Company. Her 30 years’ experience on the Board is considered a valuable asset to the Board.  Mr. Lane was a CPA on the audit staff of a national certified public accounting firm now a part of Ernst & Young.  His business career also includes Vice President-Finance for a data processing service company and president, Chief Executive Officer and a Director of a self-insurance service company that was a subsidiary of The Continental Group, Inc., President and Chief Executive Officer of the Company from 1987 to 2002 and Chairman of the Board since 1987. Mr. Vinson also was a CPA and was a Partner with a national firm of certified public accountants. He has extensive experience in the real estate investment business having served in a variety of positions including Chief Operating Officer, Director and President of a major real estate services and merchant banking company. Mr. Wright’s career as a trial lawyer, founder and Chief Executive Officer of a law firm and his business and financial experience as managing director of a closely held investment banking firm are considered to be valuable attributes to the Board. Mr. Bram has 30 years of experience in business management, financial operations, management consulting, business start-ups and strategic planning for a variety of business and government organizations. Early in his business career, Mr. Bram was employed by the Reynolds Metals Company, a global aluminum manufacturer, in their corporate Logistics and Sales and Marketing departments. He has served on the boards of several private companies as well as played an active role in their day-to-day operations. Mr. Braam’s educational background and his entire business career have been in the chemicals business. His experience includes 20 years as President of Manufacturers Soap and Chemicals Company, which was acquired by the Company in 1996 where he continued his role as President.

The Nominating/Corporate Governance Committee does not have any specific process for identifying director candidates. Such candidates are routinely identified through personal and business relationships and contacts of the directors and executive officers.

The Nominating/Corporate Governance Committee will consider as potential Board of Directors' nominees persons recommended by shareholders if the following requirements are met. If a shareholder wishes to recommend a director candidate to the Nominating/Corporate Governance Committee for consideration as a Board of Directors'

nominee, the shareholder must submit in writing to the Nominating/Corporate Governance Committee the recommended candidate's name, a brief resume setting forth the recommended candidate's business and educational background and qualifications for service, the number of the Company's shares beneficially owned by the person, and a notarized consent signed by the recommended candidate stating the recommended candidate's willingness to be nominated and to serve. Additionally, the recommending shareholder must provide his or her name and address and the number of the Company's shares beneficially owned by such person. This information must be delivered to the Secretary of the Company at Post Office Box 5627, Spartanburg, South Carolina 29304 or Croft Industrial Park, Spartanburg, South Carolina 29302, for transmission to the Nominating/Corporate Governance Committee, and must be received not less than 90 days nor more than 120 days prior to the Annual Meeting of Shareholders. The Committee may request further information if it determines a potential candidate may be an appropriate nominee. Director candidates recommended by shareholders that comply with these requirements will receive the same consideration that the Committee's candidates receive. The Nominating/Corporate Governance Committee routinely meets at the regular quarterly meeting of the Board of Directors next preceding the Annual Meeting.

Nominations for election as Directors may also be made by shareholders from the floor at the Annual Meeting of Shareholders provided such nominations are received by the Company not less than 30 nor more than 60 days prior to the Annual Meeting, contain the information set forth above, and otherwise are made in accordance with the procedures set forth in the Company's Bylaws.

Shareholder Communications with Directors

Any shareholder who wishes to send communications to the Board of Directors should mail them addressed to the intended recipient by name or position in care of: Corporate Secretary, Synalloy Corporation, Post Office Box 5627, Spartanburg, SC 29304. Upon receipt of any such communications, the Corporate Secretary will determine the identity of the intended recipient and whether the communication is an appropriate shareholder communication. The Corporate Secretary will send all appropriate shareholder communications to the intended recipient. An "appropriate shareholder communication" is a communication from a person claiming to be a shareholder in the communication the subject of which relates solely to the sender's interest as a shareholder and not to any other personal or business interest.

In the case of communications addressed to the Board of Directors, the Corporate Secretary will send appropriate shareholder communications to the Chairman of the Board. In the case of communications addressed to the independent or outside directors, the Corporate Secretary will send appropriate shareholder communications to the Chairman of the Audit Committee. In the case of communications addressed to committees of the Board, the Corporate Secretary will send appropriate shareholder communications to the Chairman of such committee.

EXECUTIVE OFFICERS

Information about Mr. Braam, the Company's Chief Executive Officer, is set forth above under "Election of Directors."

Name, Age and Principal Position and Five-Year Business Experience
Gregory M. Bowie, age 60 Chief Financial Officer and Vice President, Finance since May 1994

Michael D. Boling, age 55
President of Bristol Metals, LLC’s Piping Systems division, a subsidiary of the Company, since September 2009; President of Bristol Metals, LLC, from October 2005 to September 2009; and Vice President of Bristol Metals' Piping Systems division from 1987 to 2005.

J. Kyle Pennington, age 52
President of Bristol Metals, LLC’s Brismet Pipe division since September  2009; Vice President of Manufacturing , Bristol Metals, LLC from December 2007 through September 2009. From 2006 to 2007, Mr. Pennington was Manufacturing/Logistics Manager at General Dynamics, Kilgore, TX; and from 2005 to 2006, he was Manager, Universal Packaging, Dell Computer Corporation, Nashville, TN.  Prior to joining Bristol Metals in 2007, Mr. Pennington worked 17 years in the metals industry including 12 years experience in executive management and service on the Board of Directors of Lone Star Steel.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and any persons who own more than 10% of the common stock of the Company to file with the Securities and Exchange Commission reports of beneficial ownership and changes in beneficial ownership of common stock. Officers and directors are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of the copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that, during 2009, all filing requirements applicable to its officers and directors were met on a timely basis.

DISCUSSION OF EXECUTIVE COMPENSATION

Objectives of the Company’s Compensation Program. The Company’s compensation policies are intended to induce senior managers, including executive officers, to maximize value for shareholders over the long term.  There are three components of each compensation package:  base salary, short-term cash incentive compensation and long-term incentive compensation.  Together, the three elements of compensation for named executives are intended to attract, retain and give incentives to those individuals to the ultimate benefit of the Company and its shareholders.

The three elements of executive compensation are more fully described below, as are the methods used in determining their values.

Base Compensation.  The Committee determines base salaries by considering market forces in the geographic area and in the industry applicable to each business unit. In 2009 the Company did not engage in benchmarking executive compensation. Information on executive compensation is obtained by reviewing executive compensation information in proxy statements, and various publications and surveys that contain data about executive compensation for manufacturing companies. In addition, the Company considers the attributes of each individual executive, including but not limited to his or her longevity with the Company, his or her educational background and experience, the particular responsibilities of his or her position, the compensation of others with similar background, credentials and responsibilities, and his or her past level of performance, as well as prospective assumptions. The Company believes it executive base compensation is in the lower range of similarly situated companies.

Short-Term Incentive Compensation.  The Company maintains a short-term cash incentive program which tends to be somewhat more generous than that of our peers when profits are robust, and pays the employees nothing unless minimum returns on average shareholders’ equity are achieved.  The cash incentive program compensates each manager eligible for such incentive compensation pursuant to a formula based upon returns on average equity in his business unit during the year.  The intention is to make every senior manager’s cash compensation dependent upon measurable objective performance criteria.  Subsidiary senior managers participate in profit sharing pools determined by the performance of their business units, while the Chief Executive Officer’s incentive compensation is based on consolidated profitability.

The formula employed with respect to the cash incentive program is to award an incentive pool to each business unit in an amount equal to 10% of the unit’s operating income in excess of a threshold of 10% return on average shareholders’ equity employed in that business unit.  A minimum of 60% of the incentive will be paid to designated participants pro rata to their salaries. A minimum of 10% and a maximum of 40% of the incentive pool may also be paid to designated participants in any proportion based on subjective criteria solely at the discretion of the Chief Executive Officer and approval of the Compensation & Long-Term Incentive Committee.  A maximum of 30% of the incentive pool may be distributed to employees who are not designated participants in any proportion at the discretion of the Chief Executive Officer.

The Chief Executive Officer’s cash short-term incentive compensation is specified in his employment contract, which extends through December 31, 2010 and is automatically extended for an additional year unless either party gives 90 days advance notice of intention to cancel the agreement and is based on consolidated profitability. The employment contract provides a short-term incentive compensation equal to 5% of operating income before income taxes in excess of an amount equal to 10% of average stockholders' equity.

Because criteria for the short-term incentive plan were not met in 2009, no such awards were made to our executive officers named in the Summary Compensation Table for the 2009 year.

Bonuses. Other senior managers at the Company’s headquarters, including the Chief Financial Officer and other senior executives, receive cash bonuses based upon their individual performance as determined subjectively by the Chief Executive Officer and the Compensation & Long-Term Incentive Committee. There is no maximum or minimum amount currently established for these individuals, but there has been an indirect linkage between the size of the cash bonus pool, and the amounts allocated to these individuals. Mr. Bowie’s 2009 bonus was based on his efforts in accomplishing specific directives of the Board including the divestiture of the specialty chemical business of Blackman Uhler Specialties, LLC and the acquisition of Ram-Fab, Inc.

Long-Term Incentive Compensation.   The Company also provides to senior managers a long-term incentive compensation component.  Since 2005, the Compensation & Long-Term Incentive Committee of the Board of Directors has recommended, and shareholders approved, awarding incentives through grants of restricted stock under the 2005 Stock Awards Plan.  Grants of restricted shares instead of options are expected to benefit the Company in that such grants avoid the complicating issues of accounting for the cost of option grants, while exposing the grantees to both the positive and negative aspects of changes in market price of the Company’s common stock over time. Grants of restricted stock augment the cash component of compensation in a number of ways.  The grants vest in 20% increments over a period of five years from the date of grant as long as the employee remains employed by the Company.  Over time, the program provides an incentive for the executive to remain with the Company in the long term, as vesting depends upon continued employment.

The Compensation Committee does not establish targeted awards for the named executives. The awards to the named executives are based on a discretionary evaluation. The Committee evaluates the achievement of the goals of the executive’s business unit, which are also considered the executive’s goals since he has management responsibility for the unit. The granting of awards under the 2005 Stock Awards Plan begins with a discretionary determination by the Chief Executive Officer and the Compensation & Long-Term Incentive Committee of the dollar value of the stock available to be awarded for performance in a given year. For the 2009 awards, this dollar amount was $400,000. The size of the grant pool may rise or fall over time, depending on the long-term performance of the Company. The awards are made the following year and the total number of restricted shares available to be awarded is determined by dividing the previously determined dollar value of available stock by the average of the high and low sales prices on the trading day immediately prior to the determination date. The number of shares so determined is the maximum number that may be awarded to all participants for the prior year’s performance.

The Chief Executive Officer and the Compensation & Long-Term Incentive Committee also agree at the beginning of the performance year upon specific milestones, largely comprised of measurable business metrics within each business unit which can be impacted by management. The Committee’s goal is to apply certain common goals across all levels of senior management, in addition to specific goals within their area of responsibility. These goals are established and communicated to managers in February or March of each year. The Committee reviews progress towards the goals during the performance year and evaluates the performance of each business unit after the end of the year. Based on its evaluation, the Committee awards restricted shares to the participants as it deems appropriate. Corporate goals for 2009 included both financial and operating targets.  Financial targets included, among others, revenue and profit growth, return on invested capital, and cost control. Operating targets included, among others, customer relationship issues, product quality and plant process efficiency. Quarterly reports on progress toward goals were produced by each business unit and senior management, and communicated to the Committee for review.

The Committee has and uses its discretion to determine the number of shares awarded to each named executive officer. The Committee does not use multiple levels of performance which are tied to multiple levels of awards. Rather, it subjectively evaluates the extent to which a named executive officer’s business unit has achieved or made progress toward achieving its goals after considering the available data and it then uses its collective judgment to make awards it believes to be appropriate to the level of performance of the named executive.

Other Matters.  Executive officers make recommendations with respect to salaries of their subordinates.  The Compensation & Long-Term Incentive Committee sets the salaries of the Chief Executive Officer, Chief Financial Officer, Corporate Secretary and the head of each business unit.

Compensation of Directors and Executive Officers

The following table sets forth information about compensation paid or accrued by the Company and/or its subsidiaries to or for the account of each of the chief executive officer and the three highest paid executive officers of the Company whose compensation for the fiscal year ended January 2, 2010 exceeded $100,000.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(g)	(i)	(j)
Ronald H. Braam	2009	200,000	-	5,220	-	9,800	215,020
President and CEO	2008	200,000	-	29,744	165,873	9,200	404,817

Gregory M. Bowie	2009	180,000	150,000	7,830	-	9,800	347,630
CFO	2008	178,333	90,000	24,742	-	9,200	302,275

Michael D. Boling	2009	150,000	-	-	-	9,800	159,800
President of Bristol	2008	150,000	-	23,187	221,169	9,200	403,556
Metals, LLC's Piping
Systems division, a subsidiary

J. Kyle Pennington(1)	2009	135,209	-	-	-	7,343	142,552
President of Bristol
Metals, LLC's Brismet Pipe
division, a subsidiary

(1)	Mr. Pennington was named President of Bristol's Brismet Piping division effective September 22, 2009.

Bonuses - Mr. Bowie was paid discretionary cash bonuses based on various considerations, including the Company's financial results, compensation of other executive officers and an evaluation of his job performance. For more information on cash bonus compensation, see “Discussion of Executive Compensation – Bonuses.”

Stock Awards – The information in this column relates to restricted stock awards. The amounts in this column represent the dollar amounts of the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. Based on FASB ASC Topic 718, the dollar value of the stock awards is the grant-date fair value, calculated using the average of the high and low stock price on the day prior to grant date. For 2009 and 2008 the grant price per share was $5.22 and $13.52, respectively. See Note G to the Company’s consolidated financial statements for the year ended January 2, 2010, which are included in the Company’s 2009 Annual Report on Form 10-K for additional disclosure of all assumptions made with respect to valuation of both stock and option awards.

Non-Equity Incentive Plan Compensation - Cash incentive compensation based on a short-term incentive plan that provides for incentive awards to be paid to senior divisional managers in an aggregate amount equal to 10% of the net earnings before income taxes in excess of a predetermined percentage (10% in 2009) of average stockholders' equity for the applicable division or subsidiary. Messrs. Boling and Pennington are eligible for incentive awards under this plan. Messrs. Braam and Bowie are not participants in this plan. Mr. Braam is entitled to cash incentive compensation under a written employment contract equal to a percentage (5% for 2009) of net earnings before income taxes in excess of a predetermined percentage (10% for 2009) of average stockholders' equity. No payouts were made for 2009 under the Company's non-equity incentive plans to Messrs. Boling and Pennington or to Mr. Braam pursuant to his employment contract.

For more information on short-term incentive compensation, see the “Discussion of Executive Compensation – Short-Term Incentive Compensation.”

All Other Compensation – The amounts shown in this column represent the Company’s contributions pursuant to the 401(k)/Employee Stock Ownership Plan for the named executives. Perquisites for each named executive officer were less than $10,000.

Grants of Plan-Based Awards

Name (a)	Grant Date (b)	All Other Stock Awards Number of Shares of Stock or Units (#) (1)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($) (2)

		(i)	(k)	(l)
Ronald H. Braam	2/12/2009	1,000	5.22	5,220
Gregory M. Bowie	2/12/2009	1,500	5.22	7,830
Michael D. Boling	2/12/2009	0	-	0
J. Kyle Pennington	2/12/2009	0	-	0

(1)
Awards of restricted shares to the named executives in 2009 pursuant to the 2005 Stock Awards Plan based on achievement of pre-determined quantifiable and qualitative goals during 2008. The shares vest in 20% increments beginning one year from date of grant, and any unvested shares are forfeited upon termination of employment. Dividends accrue and are paid to named executives upon vesting of any portion of the restricted stock.

Awards of restricted shares were also made on February 24, 2010 to the named executives pursuant to the 2005 Stock Awards Plan for 2009 performance. Under the Plan awards of restricted stock were made to certain key executives based on achievement of pre-determined quantifiable and qualitative goals during 2009 as follows: Mr. Braam – 20,000 shares and Mr. Bowie – 16,250 shares. See Discussion of Executive Compensation for more information on long-term incentive compensation.

(2)	Computed in accordance with FASB ASC Topic 718.

Outstanding Equity Awards at Fiscal Year End 2009

The following table sets forth information about stock option and restricted stock awards outstanding at the end of 2009 for each of our named executive officers. No other stock awards were outstanding at the end of 2009.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date (1)	Number of Shares or Units of Stock That Have Not Vested (2) (#)	Market Value of Shares or Units of Stock That Have Not Vested (3) ($)
(a)	(b)	(c)	(e)	(f)	(g)	(h)
Ronald H. Braam	4,800	0	$4.65	4/25/2012	4,560	$42,955
	20,000	7,000	9.96	2/3/2015

Gregory M. Bowie	22,093	7,000	9.96	2/3/2015	4,464	42,051

Michael D. Boling	0	0			4,228	39,828

J. Kyle Pennington	0	0			160	1,507

(1)
Stock options expiring April 25, 2012 vested as follows: 20% beginning on April 25, 2003, 40% at April 25, 2004, 60% at April 25, 2005, and the remaining shares granted to the named executive officers vested on December 20, 2005 as a result of the Board of Directors' resolution to accelerate the vesting schedules of substantially all outstanding unvested options issued to officers and key employees effective as of the date of the resolution. Options expiring February 3, 2015 vest as follows for the named executives: 15,598 options granted vested on December 20, 2005 as a result of a Board of Directors' resolution to accelerate the vesting schedules described above; no options vested in 2006; 6,201 shares vested on February 3, 2007 for Messrs. Braam and Bowie; 7,000 options vested per year for Messrs. Braam and Bowie on February 3, 2008, February 3, 2009; and 7,000 options for Messrs. Braam and Bowie vested on February 3, 2010.

(2)
Includes restricted stock awards granted February 12, 2007, of which 20% vest annually beginning February 12, 2008; and restricted stock awards granted February 12, 2008 of which 20% vest annually beginning February 12, 2009. Stock awards are subject to the recipient’s continuing to be employed by the Company and other conditions described under “Equity Plans—Stock Awards Plan.”

(3)	Based on the December 31, 2009 closing stock price of $9.42 per share.

2009 Option Exercises and Stock Vested

The following table sets forth information about restricted stock awards that vested in 2009. None of the named executive officers exercised stock options in 2009.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (1)
(a)	(d)	(e)
Ronald H. Braam	1,640	$ 8,561
Gregory M. Bowie	1,366	7,131
Michael D. Boling	2,247	11,729
J. Kyle Pennington	40	209

(1)	Based on the market value of the shares on the vesting date.

Director Compensation

Non-employee directors are paid an annual retainer of $35,000, and each director has the opportunity to elect to receive $15,000 of the retainer in restricted stock. For 2009 and 2010, each director elected to receive $15,000 of the annual retainer in restricted stock. The number of restricted shares issued is determined by the average of the high and low stock price on the day prior to the Annual Meeting of Shareholders. In 2009 each non-employee director received 2,532 shares of restricted stock (an aggregate of 12,660 shares). The shares granted to the directors are not registered under the Securities Act of 1933 and are subject to forfeiture in whole or in part upon the occurrence of certain events. In addition, directors are compensated $1,500 for each board meeting attended in person; $1,000 for each telephone Board meeting; and $1,000 for attendance at committee meetings not held on Board meeting days. The Chairman of the Board and the Audit Committee Chair receive additional annual compensation of $5,000 each, and the Compensation & Long-Term Incentive Committee Chair received an additional $2,500 in 2009 and will receive an additional $5,000 in 2010. Directors are reimbursed for travel and other expenses related to attendance at meetings. Directors who are employees are not paid extra compensation for service on the Board or any committee of the Board.

The following table sets forth information about compensation paid by the Company to non-employee directors for the year ended January 2, 2010.

Name	Fees Earned or Paid in Cash ($) (1)	Total
(a)	(b)	(h)
James G. Lane, Jr.	$49,500	$49,500
Sibyl N. Fishburn	45,000	45,000
Carroll D. Vinson	56,500	56,500
Murray H. Wright	54,000	54,000
Craig C. Bram	51,500	51,500

(1)	As discussed above, each director elected to be paid $15,000 of his annual retainer in stock (2,532 shares each).

Employment Contract

The Company has a written employment agreement with Mr. Braam, which was effective January 1, 2006, pursuant to his appointment as Chief Executive Officer. The agreement provides for an annual salary of $200,000. In addition, he is entitled to "bonus-compensation" equal to 5% of operating income before income taxes (as further defined in the agreement) in excess of an amount equal to 10% of average stockholders' equity. The agreement also provides certain fringe benefits and contains provisions for salary continuation benefits in the event of Mr. Braam's disability or death under specified conditions as described in the next paragraph, during the term of his employment with the Company. The agreement was for an initial term of one year, which is automatically extended for an additional year on each anniversary unless either party gives 90 days advance notice of intention to cancel the agreement.

The agreement also provides that Mr. Braam will be entitled to participate in all employee benefit plans in accordance with the terms of those plans. In the event of Mr. Braam's permanent disability or death while employed by the Company, he will be entitled to a payment equal to his current base salary at the date of death or disability until the next anniversary date of the agreement, which shall in no event be less than three months, together with his bonus compensation for that fiscal year prorated to the date of termination of his employment as a result of permanent disability or death. If Mr. Braam's employment with the Company had terminated on January 2, 2010, as a result of his permanent disability or death, he would have been entitled to a payment of $50,000 with respect to his base salary and no compensation with respect to his short-term cash incentive compensation. The agreement contains Mr. Braam's covenant not to engage, directly or indirectly, in competition with the Company with respect to the businesses in which it is engaged on the date his employment is terminated for a period of one year after termination of his employment. Mr. Braam also agrees not to disclose, at any time during his employment with the Company or thereafter, any of the Company's confidential information.

Equity Plans

Stock Option Plans

The Company has two stock option plans, both of which were approved by shareholders. The 1998 Plan is an incentive stock option plan. Both plans had ten year terms and have terminated, and no further grants may be made under either plan. The Company did not grant any options during 2009 or 2008. Under the 1998 Plan covering officers and key employees, options were exercisable beginning one year after date of grant at a rate of 20% annually on a cumulative basis, and unexercised options expire ten years from the grant date. Under the 1994 Non-Employee Directors’ Plan, options were exercisable at the date of grant. Currently, there are options outstanding under both plans. The grant period for the 1994 Plan expired in April 2004, but options may be exercised under the 1994 Plan until April 2012.  The grant period for the 1998 Plan expired April 30, 2008, but options may be exercised under this Plan until February 2015. The exercise price for options granted under these plans is 100% of the fair market value of the Company's Common Stock on the date the option was granted. Certain restrictions exist as to the time in which options can be exercised. In the event that (a) all or substantially all of the assets or Common Stock of the Company (or a subsidiary or division of the Company in which the option holder is employed) are/is sold to an entity not affiliated with the Company, or (b) a merger or share exchange with an unaffiliated party occurs in which the Company is not the surviving entity, an option holder may exercise, in addition to the above, 50% of the options not otherwise exercisable because of the vesting period requirement, subject to certain limitations. If one of the events described in (a) or (b) above had occurred as of January 2, 2010, half of the options shown in the “Number of Securities Underlying Unexercised Options (#) Unexercisable” column of the Outstanding Equity Awards at Fiscal Year End 2009 table would have vested immediately.

Incentive stock options are not transferable other than by death and can only be exercised during the employee's lifetime by the employee. Under the 1994 Plan, in the event a person ceases to be a non-employee director for reasons other than death, the unexpired options must be exercised by the earlier of three years after termination of Board service not to exceed 10 years after date of grant. On December 20, 2005, the Board of Directors elected to accelerate vesting of 44,144 outstanding unvested stock options under the 1998 Stock Option Plan. At March 1, 2010, there were 79,393 options outstanding and exercisable under both plans.

Stock Awards Plan

The 2005 Stock Awards Plan, approved by shareholders at the April 28, 2005 Annual Meeting, and amended by the Board of Directors effective at its February 2008 meeting, authorizes issuance of up to 300,000 shares which may be awarded for a period of ten years from the effective date of the plan. Stock awards will vest in 20% increments annually on a cumulative basis, beginning one year after the date of grant. In order for the awards to vest, the employee must be in the continuous employment of the Company or a subsidiary since the date of the award. Any portion of an award that has not vested will be forfeited upon termination of employment. The Company may also terminate any portion of an award that has not vested upon an employee's failure to comply with all conditions of the award or the plan. Vesting of up to 50% of awards will automatically accelerate in the event of (i) a sale of all or substantially all of the assets of the Company (or a subsidiary or division of the Company in which the employee is employed) to an entity not affiliated with the Company, (ii) a merger or share exchange with an unaffiliated party in which the Company is not the surviving entity, or (iii) a similar sale or exchange transaction that, in the Committee's sole discretion, justifies such vesting. If one of the events described in (i), (ii) or (iii) above had occurred as of January 2, 2010, half of the restricted shares shown in the “Number of Shares or Units that have not Vested” column of the Outstanding Equity Awards at Fiscal Year Ended 2009 table would have vested immediately.

Shares representing awards that have not yet vested are held in escrow by the Company and an employee is not entitled to any voting rights with respect to any such shares. Share awards that have not vested are not transferable.

On February 12, 2008, a total of 11,480 shares were awarded under this incentive program, including 5,945 awarded to the named executive officers, of which 1,189 shares vested on both February 12, 2009 and February 12, 2010.

On February 12, 2009, a total of 5,500 shares were awarded under this incentive program, including 2,500 awarded to the named executive officers, of which 500 shares vested on February 12, 2010.

On February 24, 2010, a total of 51,500 shares were awarded under this incentive program, including 36,250 to the named executive officers.

Retirement Plans

401(k)/ESOP Plan

The Company sponsors a 401(k)/Employee Stock Ownership Plan (the "Plan"). All employees (except those employees who are entitled to participate in Union-sponsored plans) who are 21 years or older are automatically enrolled at a pre-determined percentage following 60 days of full-time employment with the Company. Employees may choose to opt out or elect to change the default deferral rate. Employees are eligible to receive a matching contribution in the month following their one-year anniversary.

Employees are permitted to contribute up to 100% of earnings not to exceed a dollar amount set by the Internal Revenue Service on a pretax basis through payroll deduction. Employees are permitted to change the election daily and can revoke the election at any time. Employee contributions are 100% vested at all times. The employee can invest his deferred contribution in any of the investment funds offered; however, employee contributions cannot be invested in Company stock.

Contributions by the Company are made primarily in Company Stock. For each plan year, the Company contributes on behalf of each participant who is eligible to share in matching contributions for the plan year, a discretionary matching contribution equal to a percentage which is determined each year by the Board of Directors subject to a maximum of 4% in 2009 and 2010. The matching contribution is allocated within 15 days of each pay period. In addition to the matching contribution, the Company may make a discretionary contribution which shall be distributed to all eligible participants regardless of whether they contribute to the Plan. No discretionary contributions have been made to the Plan.

Distributions are not permitted before age 59 1/2 except in the event of death, disability, termination of employment or reason of proven financial hardship as defined according to IRS guidelines. The Plan provides for payment of the participant's account balance upon death, disability or retirement in the form of cash or Company stock or both. If employment terminates for reasons other than retirement, disability or death (e.g. resignation or termination by the Company), any discretionary portion of a participant's account balance will vest as follows: less than three years service - 0% vested; three or more years - 100% vested.

Unvested amounts are forfeited and allocated to participants eligible to participate for a plan year. The Plan permits rollovers from qualified plans at the discretion of the Company. The Plan is permitted to borrow money to purchase Company stock. All Company stock acquired by the Plan with the proceeds of a loan is maintained in a suspense account and is withdrawn and allocated to participant's accounts as the loan is paid. While a participant in the Plan, an employee may direct the trustee to vote shares allocated to his or her account in accordance with employees' wishes.

All Plan assets are held by an independent trustee. The trustee invests all assets and makes payment of Plan benefits. The Plan is managed and administered by an independent administrator and a Pension Committee comprised of the corporate officers of the Company. Expenses incurred for the administration of the Plan are paid by the Company. The Plan reserves to the Board of Directors of the Company the right to amend the Plan in any manner or terminate the Plan at any time. The Plan may be amended to preserve the qualification of the Plan under the applicable provisions of the Internal Revenue Code, as amended from time to time. For 2009, the Company's total matching contribution was $330,000.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Dixon Hughes PLLC ("DH") was selected to serve as the Company's independent registered public accounting firm for fiscal 2009. Representatives of DH are expected to be present at the Annual Meeting with an opportunity to make a statement, if they so desire, and to respond to appropriate questions with respect to that firm's audit of the Company's financial statements for the fiscal year ended January 2, 2010.

Fees Paid to Independent Registered Public Accounting Firm

The following table sets forth the aggregate fees billed by DH for audit services rendered in connection with the consolidated financial statements and reports for the fiscal years ended January 2, 2010 (referred to as “fiscal 2009”) and January 3, 2008 (referred to as "fiscal 2008") and for other services rendered during fiscal years 2009 and 2008, on behalf of the Company and its subsidiaries, as well as all out-of-pocket costs incurred in connection with these services, which have been billed to the Company.

Fee Category	Fiscal 2009	% of Total	Fiscal 2008	% of Total

Audit Fees
Audit	$ 176,000		$ 159,500
Sarbanes Oxley Section 404	-		110,000
	176,000	74%	269,500	88%

Audit Related Fees	-	0%	-	0%

Tax Fees
Tax Compliance/Preparation	38,000	16%	32,000	11%
Other Tax Services
Dixon Hughes, PLLC	800	0%	3,800	1%

All Other Fees
Dixon Hughes, PLLC	23,200	10%	-	0%

Total Fees	$ 238,000	100%	$ 305,300	100%

Audit Fees: Audit fees include fees billed for professional services rendered for the audit of the Company's consolidated financial statements and review of the interim condensed consolidated financial statements included in quarterly reports and services that are normally provided by the Company's independent auditor in connection with statutory and regulatory filings or engagements, and attest services, except those not required by statute or regulation. Such fees were significantly lower in 2009 because the Company became a “smaller reporting company,” as defined by the Securities and Exchange Commission, and, therefore, no audit of the Company’s internal control over financial reporting was required for 2009.

Tax Fees: Tax fees include fees for tax compliance/preparation and other tax services. Tax compliance/preparation include fees billed for professional services related to federal, state and international tax compliance, assistance with tax audits and appeals, expatriate tax services, and assistance related to the impact of mergers, acquisitions and divestitures on tax return preparation. Other tax services include fees billed for other miscellaneous tax consulting and planning.

All Other Fees: All other fees include fees for assistance with the acquisition of Ram-Fab, Inc. and the sale of the specialty chemical business of Blackman Uhler, LLC along with certain assets held by the corporation.

In making its decision to appoint DH as the Company's independent registered public accounting firm for the fiscal year ending January 2, 2010, the Audit Committee considered whether services other than audit and audit-related services provided by that firm are compatible with maintaining the independence of DH.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of
Independent Registered Public Accounting Firm

The Audit Committee pre-approves all audit and permitted non-audit services (including the fees and terms thereof) provided by the independent registered public accounting firm, subject to limited exceptions for non-audit services described in Section 10A of the Securities Exchange Act of 1934, which are approved by the Audit Committee prior to completion of the audit. The Committee may delegate to one or more designated members of the Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Committee at its next scheduled meeting. During fiscal 2009, all audit and permitted non-audit services were pre-approved by the Committee.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors has reviewed and discussed with management the Company's audited financial statements for the year ended January 2, 2010. The Audit Committee has discussed with the Company's independent auditors, Dixon Hughes PLLC, the matters required to be discussed by SAS 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380) as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee has also received the written disclosures and the letter from Dixon Hughes, required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with Dixon Hughes, their independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended January 2, 2010 for filing with the Securities and Exchange Commission.

       The Audit Committee
       Carroll D. Vinson, Chair
       Murray H. Wright
       Craig C. Bram

SHAREHOLDER PROPOSALS FOR THE 2011 ANNUAL MEETING OF SHAREHOLDERS

Any shareholder proposal to be included in the proxy materials for the 2011 Annual Meeting of Shareholders must be submitted in accordance with applicable regulations of the Securities and Exchange Commission and received by the Company at its principal executive offices, Croft Industrial Park, PO Box 5627, Spartanburg, SC 29304, no later than November 27, 2010. In order for a shareholder to bring any business or nominations before the 2011 Annual Meeting of Shareholders, certain conditions set forth in the Company's Bylaws must be complied with, including but not limited to, the delivery of a notice to the Secretary of the Company not less than 30 nor more than 60 days in advance of the 2011 Annual Meeting which is tentatively scheduled on April 28, 2011. With respect to any shareholder proposal not received by the Company prior to February 10, 2011, the designated proxy agents will vote on the proposal in their discretion.

REFERENCES TO OUR WEBSITE ADDRESS

References to our website address throughout this Proxy Statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the Securities and Exchange Commission's rules or the NASDAQ Rules. These references are not intended to, and do not, incorporate the contents of our website by reference into this Proxy Statement or the accompanying materials.

INCORPORATION BY REFERENCE

The "Audit Committee Report" is not deemed to be filed with the Securities and Exchange Commission and shall not be deemed incorporated by reference into any prior or future filings made by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates such information by reference.

OTHER MATTERS TO COME BEFORE THE MEETING

The Board of Directors does not know of any other matters which may come before the meeting. However, if any other matters do properly come before the meeting, it is the intention of the persons named as proxies to vote upon them in accordance with their best judgment.

                BY ORDER OF THE BOARD OF DIRECTORS

                Cheryl C. Carter
                Secretary

SYNALLOY CORPORATION

POST OFFICE BOX 5627, SPARTANBURG, SC 29304

This Proxy is solicited by The Board of Directors for the Annual Meeting of Shareholders on April 29, 2010

As an alternative to completing this form, you may enter your vote instruction via the Internet at WWW.VOTEPROXY.COM and follow the simple instructions. Use the Company Number and Account Number shown on your proxy card.

The undersigned hereby appoints Gregory M. Bowie and Cheryl C. Carter, or either of them, each with power of substitution, as lawful proxy, to vote all the shares of Common Stock of Synalloy Corporation which the undersigned would be entitled to vote if personally present at the Annual Shareholders’ Meeting of Synalloy Corporation to be held at its corporate offices, 2155 West Croft Circle, Spartanburg, South Carolina 29302 on Thursday, April 29, 2010 at 10:00 a.m. local time, and at any adjournment thereof, upon such business as may properly come before the meeting.

The proxies will vote on the items set forth in the Notice of Annual Meeting and Proxy Statement (receipt of which is hereby acknowledged) as specified on this card, and are authorized to vote in their discretion when a vote is not specified. If no specification is made, it is the intention of said proxies to vote the shares represented by the proxy in favor of the proposal.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR election of all the director nominees in proposal 1.

.
Internet - Access "www.voteproxy.com" and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.

Vote online until 11:59 PM EST the day before the meeting.

Mail - Date, sign and mail your proxy card in the envelope provided as soon as possible.

In Person - You may vote your shares in person by attending the Annual Meeting.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at http://investor.synalloy.com

Please sign, date and return your proxy card promptly in the enclosed envelope. Please mark your vote in blue or black ink as shown here. X

Proposal 1. Election of Directors
____	For All Nominees	Nominees
		___	Sibyl N. Fishburn
____	Withhold Authority For All Nominees	___	James G. Lane, Jr.
		___	Ronald H. Braam
____	For All Except	___	Craig C. Bram
	(See Instructions below)	___	Carroll D. Vinson
		___	Murray H. Wright

Instructions: To withhold authority to vote for any individual nominee(s) mark 'FOR ALL EXCEPT' and fill in the circle next to each nominee you wish to withhold, as shown here.

2.  Upon any other matter that may properly come before the meeting or any adjournment thereof, as the proxies in their discretion may determine.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

__________________________________________________________________________________________________________________

Signature                                                     Date                                                Signature if held jointly                          Date

Please sign exactly as your name appears hereon. Joint owners should each sign. Trustees, executors, administrators and others signing in a representative capacity should indicate that capacity. An authorized officer may sign on behalf of a corporation and should indicate the name of the corporation and his capacity.